December 16, 2008

MMA PRAXIS MUTUAL FUNDS

MMA PRAXIS INTERNATIONAL FUND

SUPPLEMENT TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2008

Wachovia Corporation (“Wachovia”), parent company of the Fund’s Sub-Adviser, Evergreen Investment Management Company, LLC (“Evergreen” or the “Sub-Adviser”), and Wells Fargo & Company (“Wells Fargo”) announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company merger transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval.  As an initial stage in connection with this merger transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo.  Due to its ownership of preferred shares, Wells Fargo may be deemed to control Evergreen, and this preferred share issuance, as well as the overall merger transaction, may be deemed to constitute a change of control of Evergreen (from Wachovia to Wells Fargo).

If this transaction is deemed to cause a change of control of Evergreen, then the Sub-Advisory Agreement between the Fund’s Adviser, MMA Capital Management, and Evergreen would have terminated automatically in connection with the issuance of preferred shares.  To address this possibility, on October 20, 2008, the Board of Trustees approved an interim Sub-Advisory Agreement with the Sub-Adviser, which became effective upon the issuance of the preferred shares.  The interim agreement will be in effect for a period of up to 150 days. During this interim period, a special meeting of shareholders of MMA Praxis International Fund will be called to seek to obtain shareholder approval for a longer-term Sub-Advisory Agreement with Evergreen so that Evergreen would continue to serve as the Fund’s Sub-Adviser.

Wells Fargo is a $609 billion diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through banking stores, the internet and other distribution channels to consumers, businesses and institutions in all 50 states and in other countries.